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Exhibit 3.1  (Description) Specimen of Common Stock Certificate

(______) NUMBER                                                  (______) SHARES
              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

                           ALLIANCE HEALTHCARD, INC.

                            TOTAL AUTHORIZED ISSUE
                    10,000,000 SHARES PAR VALUE $.001 EACH
                                 COMMON STOCK

                                               See Reverse for
CUSIP  01860f  10 3                            Certain Definitions



THIS IS TO CERTIFY THAT _____________________________IS THE OWNER OF

___________________________________________________________FULLY PAID AND NON-
ASSESSABLE SHARES OF THE ABOVE CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

WITNESS, THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.
DATED__________


_______________________________   CORPORATE SEAL      _____________________
    CHIEF EXECUTIVE OFFICER                                     SECRETARY

THE FOLLOWING ABBREVIATIONS WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

               TEN COM  as tenants in common
               TEN ENT  as tenants by the entireties
               JT TEN as joint tenants with right of survivorship and not as tenants in common
               UNIF GIFT MIN ACT          Custodian
                                  (Cust)        (Minor)
               under Uniform Gifts to Minors
               Act...............................
                           (State)
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED_________HEREBY SELL, ASSIGN AND TRANSFER UNTO

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PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________
_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OR
ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

__________________________________________________ATTORNEY TO TRANSFER THE SAID
SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED__________________________
               IN PRESENCE OF
                                            ___________________________________
_______________________________

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